UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 23, 2018

WHIRLPOOL CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63, Benton Harbor, Michigan		49022-2692
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (269) 923-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On January 3, 2018, Whirlpool Corporation (the "Company") announced changes to its segment structure to align with the Company's new leadership reporting structure effective January 1, 2018. Beginning with fiscal year 2018, the Company will report its Mexico business as a part of its Latin America segment, and will shift certain adjacent business from the North America segment to the Asia segment. In addition the Company announced that it will report and guide segment results as earnings before interest and taxes (EBIT) to align with the Company's long-term metric. This change is also effective on January 1, 2018.

On January 23, 2018, the Company recast selected historical financial information to reflect the realignment of its external segment reporting, and to present segment results as EBIT. The historical financial information has been posted to the Company's website located at http://investors.whirlpoolcorp.com, and as exhibits to this Current Report on Form 8-K.

Unaudited, Recast Operating Segment Data

Exhibit 99.1, 99.2 and 99.3 to this Current Report on Form 8-K provide unaudited summary financial information reflecting the realignment of the Company's operating segments and presentation of the EBIT measure, each as described above, on the Company's historical segment results.

The changes in the segment structure affect only the manner in which the results for the Company's operating segments were previously reported. The description of the nature of the adjustments in Exhibit 99.2 has been previously disclosed as part of the supplemental information in the reconciliation of GAAP to non-GAAP financial measures in our quarterly earnings releases. The recast historical segment information has no impact on the Company's previously reported consolidated statements of income, balance sheets, statements of cash flows and statements of stockholders' equity. The information in this Current Report on Form 8-K, including Exhibit 99.1, 99.2 and 99.3, should be read in conjunction with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the Securities and Exchange Commission on February 13, 2017, and subsequent Quarterly Reports on Form 10-Q.

The information in this Form 8-K, including the Exhibits hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit No.	Exhibit

99.1	Recast Historical Segment Financial Data (unaudited)
99.2	Historical Ongoing EBIT Reconciliation (unaudited)
99.3	Net Earnings to EBIT Reconciliation (unaudited)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2018                 WHIRLPOOL CORPORATION

By:     /s/ JAMES W. PETERS
Name:     James W. Peters
Title:     Executive Vice President and Chief Financial Officer